POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED FEBRUARY 1, 2012 TO THE
PROSPECTUS DATED NOVEMBER 1, 2011 OF:

PowerShares KBW Bank Portfolio
PowerShares KBW Regional Banking Portfolio
PowerShares KBW Capital Markets Portfolio
PowerShares KBW Insurance Portfolio

Effective February 2, 2012, on page 22, the section titled "Additional Information About the Funds' Strategies and Risks—KBW Regional Banking Index" is deleted and replaced with the following:

KBW Regional Banking Index

Calculation Methodology. The KBW Regional Banking Index is a float-adjusted, equal capitalization-weighted index comprised of securities of 50 mid-cap banking companies that are publicly listed in the United States. The KBW Regional Banking Index is subject to two weight distribution requirements that are calculated based on the below capitalization metrics as of the close of the market on the Monday before the third Saturday of the last month in each calendar quarter:

(1)  The weight of each of the 25 largest float-adjusted market capitalization securities in the Underlying Index will be no greater than 4% of the Underlying Index, and the weight of each of the next 25 securities in the Underlying Index will be no greater than 3%. No security in the Underlying Index will be weighted less than 1%.

(2)  The "collective weight" of those securities in the Underlying Index whose individual weights are in excess of 4% for the top 25 securities and 3% for the next 25 securities, when added together, must not, in the aggregate, weight more than 48%.

Rebalancing. If either one or both of these two weight distribution requirements are not met, KBW will rebalance the Underlying Index each quarter (or more frequently if KBW determines such a rebalancing is necessary to maintain the integrity of the Underlying Index) according to the following policies:

•  If the weight of any of the largest 25 securities in the Underlying Index exceeds 4%, KBW will reduce the weightings of all such securities so that the adjusted weight of the largest securities in the Underlying Index will be set at 2%, and if the weightings of any of the remaining 25 securities in the Underlying Index exceeds 3%, KBW will reduce their weightings so that the adjusted weight of the largest securities in that group will be set at 2%.

•  For securities whose individual weightings is in excess of 4% of the top 25 securities and 3% for the next 25 securities, if their "collective weight" exceeds 48%, KBW will reduce the weighting of all securities in the Underlying Index so that the adjusted "collective weight" will be 40%.

KBW will redistribute the aggregate reduction in weights of those securities to the remaining securities in the Underlying Index so that the accumulated increase in weight among the remaining securities equals the aggregate weight reduced from the securities during the rebalancing described above.

Once the final percentage weights of each security are set, KBW will determine the weights of all securities in the Underlying Index again based upon the last sale prices and aggregate float-adjusted equal market capitalization of the Underlying Index at the close of trading on the Friday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to weightings in the Underlying Index become effective after the close of trading on the third Friday in March, June, September, and December. Ordinarily, KBW will determine new rebalanced weights by applying the above procedures to the securities' current weights.

Please Retain This Supplement For Future Reference.

P-KBW-PRO-2 SUP-1 020112